EXHIBIT 10.2

LETTER SECURITY AGREEMENT

To: BridgingFactor, Inc.
Ladies and Gentlemen:

Reference is hereby made to that certain Guarantee and Postponement dated of even date herewith for the benefit of BridgingFactor, Inc. (“Creditor”) pursuant the Factor Agreement (the “Factor Agreement”) by and between Creditor and Methes Energies International Ltd. (the “Guarantee”). The execution and delivery of this Agreement is a condition of Creditor’s entering into the Factor Agreement and making the extensions of credit thereunder. Terms used herein that are defined in the Guarantee or the Factor Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Guarantee or the Factor Agreement as the case may be.

1. Security Interest. As security for the Obligations (as hereinafter defined in Section 2), we pledge and collaterally assign to you, and grant to you a continuing security interest in, all of our properties, assets and rights, wherever located, whether now owned or hereafter acquired or arising, whether due to specific, transactional financing or otherwise, and all Proceeds and products thereof (all of the same being hereinafter called the “Collateral”); namely, all personal property of every kind and nature, including, without limitation, all Goods, Inventory, Equipment, Fixtures, Accessions, Instruments, Promissory Notes, Documents, Accounts, Chattel Paper in all its forms, Deposit Accounts, Letter-of-Credit Rights (whether or not the letter of credit is evidenced by a writing), Commercial Tort Claims, Securities, Investment Property, Supporting Obligations, Intellectual Property (as hereafter defined), any other contract rights or rights to the payment of money, insurance claims and Proceeds, tort claims, General Intangibles, all Payment Intangibles, and all books and records relating to the foregoing.

For purposes of the foregoing, all capitalized terms used above in describing the Collateral which are defined in the UCC (as hereafter defined) and not otherwise defined herein shall have the same meanings herein as set forth therein, such terms to have the broadest and most inclusive meanings possible. “UCC” means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions. The term “Intellectual Property” means all intellectual and similar property of every kind and nature, including goodwill, inventions, designs, patents, copyrights, permits, licenses, trademarks, trade names, servicemarks, trade secrets, confidential or proprietary technical and business information, know how, or other data or information.

2. Obligations Secured. The security interest granted by this Agreement is to secure the payment and performance of any and all of our present or future indebtedness, obligations, covenants and/or liabilities to you of every kind, nature and description, direct or indirect, secured or unsecured, joint and several, absolute or contingent, due or to become due, now existing or hereafter arising under the Guarantee (the “Obligations”)

3. Other Actions. Further to insure the attachment and perfection of, and your ability to enforce, your security interest in the Collateral, we agree, in each case at our own expense, to take the following actions with respect to the following Collateral:

3.1. Promissory Notes and Tangible Chattel Paper. If we shall at any time hold or acquire any Promissory Notes or tangible Chattel Paper, we shall forthwith endorse, assign and deliver the same to you, accompanied by such instruments of transfer or assignments duly executed in blank as you may from time to time specify.

3.2. Deposit Accounts. For each Deposit Account that we at any time open or maintain, we shall, at your request and option, pursuant to an agreement in form and substance satisfactory to you, either (a) cause the depositary bank to agree to comply at any time with your instructions to such depositary bank directing the disposition of funds from time to time credited to such Deposit Account, without our further consent, or (b) arrange for you to become the customer of the depositary bank with respect to the Deposit Account, with us being permitted, only with your consent, to exercise rights to withdraw funds from such Deposit Account. The provisions of this sub-section shall not apply to (i) any Deposit Account for which we, the depositary bank and you have entered into a cash collateral agreement specially negotiated among all three parties for the specific purpose set forth therein and (ii) Deposit Accounts exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of our salaried employees.

3.3. Investment Property. If we shall at any time hold or acquire any certificated securities, we shall forthwith endorse, assign and deliver the same to you, accompanied by such instruments of transfer or assignment duly executed in blank as you may from time to time specify. If any Securities now or hereafter acquired by us are uncertificated and are issued to our name or our nominee directly by the issuer thereof, we shall immediately notify you thereof and, at your request and option, pursuant to an agreement in form and substance satisfactory to you, either (a) cause the issuer to agree to comply with your instructions as to such Securities, without our further consent or such nominee, or (b) arrange for you to become the registered owner of the Securities. If any Securities, whether certificated or uncertficated, or other Investment Property now or hereafter acquired by us are held by us or our nominee through a securities intermediary or commodity intermediary, we shall immediately notify you thereof and, at your request and option, pursuant to an agreement in form and substance satisfactory to you, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from you to such securities intermediary as to such Securities or other Investment Property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by you to such commodity intermediary, in each case without our or our nominee’s further consent, or (ii) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for you to become the entitlement holder with respect to such Investment Property, with us being permitted, only with your consent, to exercise rights to withdraw or otherwise deal with such Investment Property. The provisions of this sub-section shall not apply to any Financial Assets credited to a securities account for which you are the securities intermediary.

3.4. Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, we shall promptly notify you thereof and, if requested by you, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to you, that the bailee holds such Collateral for your benefit and shall act upon your instructions, without our further consent.

3.5. Electronic Chattel Paper and Transferable Records. If we at any time hold or acquire an interest in any electronic chattel paper or any “transferrable record”, as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, we shall promptly notify you thereof and, at your request, shall take such action as you may reasonably request to vest in your control, under Section 9-105 of the UCC, of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record.

3.6. Letter-of-Credit Rights. If we are at any time a beneficiary under a letter of credit now or hereafter issued in our favor, we shall promptly notify you thereof and, at your request and option, we shall, pursuant to an agreement in form and substance satisfactory to you, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to you of the proceeds of any drawing under the letter of credit or (ii) arrange for you to become the transferee beneficiary of the letter of credit.

3.7. Commercial Tort Claims. If we shall at any time hold or acquire a Commercial Tort Claim, we shall immediately notify you in writing of the brief details thereof and grant to you in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to you.

3.8. Other Actions as to any and all Collateral. We further agree to take any other action reasonably requested by you to insure the attachment, perfection and first priority of, and your ability to enforce, your security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that our signature thereon is required therefor, (b) causing our name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or your ability to enforce, your security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection of, or your ability to enforce, your security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including, without limitation, any consent of any licensor, lessor or other person obligated on Collateral and (e) obtaining waivers from mortgagees and landlords in form and substance satisfactory to you.

3.9 Authorization to File Financing Statements. Until the payment in full of all Obligations (other than contingent indemnity or similar obligations), we hereby irrevocably authorize you at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all of our assets or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC in any jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail and (b) contain any other information required by Part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether we are an organization, the type of organization and any organization identification number issued to us and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of the real property to which the Collateral relates. We agree to furnish any such information to you promptly upon request.

4. Unconditional Grant of Security Interest. (a) We agree that this Agreement shall be binding upon us and that our grant of the security interest in the Collateral shall be irrevocable and unconditional, irrespective of the validity, legality or enforceability of the Obligations, the absence of any action to enforce the same, any waiver or consent by you with respect to any provisions thereof, the recovery of any judgment against us or any action to enforce the same or any other similar circumstances. Our obligations and liabilities hereunder shall not be conditioned or contingent upon your pursuit at any time of any right or remedy against any other person or entity that may be or become liable in respect of all or any part of the Obligations or against any collateral security or guaranty therefor or right of offset with respect thereto. We hereby waive diligence, presentment, demand of payment, filing of claims with a court in the event of our merger or bankruptcy, protest or notice with respect to any notes evidencing the Obligations and all demands whatsoever, and we agree that this Agreement will remain in full force and effect so long as any Obligation remains unpaid or unperformed.

(b) For such time as any Obligations are outstanding (other than contingent indemnity or similar obligations), subject to licensing rights existing on the date hereof and licenses to which you give your consent, for the sole purpose of enabling you to exercise rights and remedies under Sections 8. and 9., only at such time as you, without regard to this sub-section (b), shall be lawfully entitled to exercise such rights and remedies and for no other purpose, we hereby grant to you an irrevocable, exclusive license, exercisable at the time of and in accordance with the exercise of such rights and remedies and without present or future payment of royalty or other compensation to us, to use, assign, license or sublicense any of the trademarks now owned or hereafter acquired by us and wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(c) We agree that without notice to or further assent by us, the liability of any other party for or upon any of the Obligations may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised or released by you as you may deem advisable, and that the Collateral or any other collateral or liens for any of the Obligations may, from time to time, in whole or in part, be exchanged, sold or surrendered by you, as you may deem advisable, all without impairing, abridging, affecting or diminishing this Agreement or your rights hereunder or with respect to the Collateral.

5. Representations, Covenants and Warranties. We hereby make the following representations, covenants and warranties, which shall be deemed to be repeated and confirmed upon the creation or acquisition by us of each item of Collateral and upon the creation of any Obligation:

(a) We are a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction indicated beneath the signature line of this Agreement, have the corporate power to own our properties and to carry on our business as now being conducted, are qualified to engage in business and are in good standing in each jurisdiction in which the character of our properties, the transaction of our business or the collection of any of our Accounts make such qualification necessary and have the corporate power to execute, deliver and perform this Agreement, except to the extent that failure to so qualify is not reasonably likely to result in a Material Adverse Effect (as defined in the Credit Agreement).

(b) Our execution, delivery and performance of this Agreement and our granting of the security interest in the Collateral (i) have been duly authorized by all requisite corporate action; (ii) will not: (A) violate any provision of law, any order of any court, tribunal or agency of government or our certificate of incorporation, bylaws or other charter documents; (B) violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any indenture, license, sublicense, agreement or other instrument to which we are a party or by which we or any of our properties are bound; (C) violate any governmental or agency rule or regulation (including, but not limited to, Regulations U and X of the Board of Governors of the Federal Reserve System); or (D) result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the Collateral, except for the security interest created by this Agreement; and (iii) do not require any filing or registration with, any permit, license, consent or approval of, or any exemption by, any governmental or regulatory authority, except the filing of a UCC financing statement in the requisite public office in the jurisdiction in which we are organized.

(c) This Agreement has been duly executed and delivered by us and is our legal, valid and binding obligation, enforceable against us in accordance with its terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereafter in effect relating to or affecting the enforceability of rights of creditors generally and to general equitable principles that may limit the right to obtain equitable remedies. This Agreement creates in your favor a valid and, upon the filing of an appropriate UCC financing statement in the requisite public office in the jurisdiction in which we are organized, a perfected (to the extent perfection is obtained by the filing of such financing statement) lien on and security interest in the Collateral, enforceable against us and all third parties and superior in right to all other security interests, liens, encumbrances or charges, existing or future. Upon such filing, no filing or recording of any other financing statements or other instrument and no recording, filing or indexing of this Agreement is necessary in order to preserve and protect your security interest in the Collateral as a legal, valid, enforceable and perfected (to such extent) security interest in the Collateral, except filing of appropriate continuation statements with respect to such UCC financing statement. No person or entity from which we lease any of our premises has filed any UCC financing statement with respect to any contractual lien that would have priority over your security interest in the Collateral.

(d) On the date hereof and at any time during the term of this Agreement during which a security interest in your favor in the Collateral exists, no financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) is or will be on file or registered in any public office covering any interest of any kind with respect to the Collateral, or intended so to be, other than those relating to the security interest created by this Agreement, and we will be the lawful owner of the Collateral and will have good right to grant you a security interest therein. All documents and agreements held by us with respect to the Collateral will be true and correct and in all respects what they purport to be; all signatures and endorsements that appear thereon will be genuine and such signatories and endorsers will have the full capacity to contract; none of the transactions underlying or giving rise to the Collateral nor any operation or use of any of the Collateral will violate any applicable state or federal law or regulation; and all documents relating to the Collateral will be legally sufficient under such laws and regulations and will be legally enforceable in accordance with their terms. None of the Collateral is or will be affixed to real estate unless we have furnished to you such consents, waivers or disclaimers as are necessary to make your security interest in such of the Collateral valid against persons or entities holding an interest in such real estate. We will defend the Collateral against all claims and demands of all other parties claiming the same or an interest therein, and none of the Collateral will be: (i) sold, assigned or transferred to any person or entity other than you except, with respect to Inventory, in the ordinary course of our business or (ii) in any way pledged, mortgaged or otherwise encumbered except to you.

(e) (i) Each of our accounts receivable: (A) subject to any reserve reflected on the Company’s balance sheet, is on the date hereof and will be at all times during the term of this Agreement a good and valid account receivable representing an undisputed bona fide right to payment from the account debtor with respect thereto for merchandise held subject to delivery or theretofore shipped or delivered pursuant to a contract of sale, for services theretofore performed by us, for property sold, leased, licensed, assigned or otherwise disposed of or arising out of the use of a credit or charge card or information contained on or for use with the card; (B) will not be subject to any defense, offset, counterclaim, holdback, discount or allowance, except as stated in a statement delivered to you pursuant to this sub-section (e) or as would not reasonably be likely to result in a Material Adverse Effect; (C) will not have been made with an account debtor under an agreement pursuant to which any material reduction or discount may be claimed except as indicated in a statement or invoice furnished to you with reference thereto; and (D) will be an account receivable of which we are the lawful owner and have the right to subject the same to your security interest and (ii) no action has been or will be taken by us which has or will have the effect of giving to an account debtor any defense, setoff, claim or counterclaim against us that may be asserted against you, whether in any proceeding to enforce the Collateral or otherwise. Any variance from the representations set forth in this sub-section (e) with respect to any account receivable will be noted on any report or statement of accounts receivable delivered to you or will be otherwise be reported in writing to you promptly upon our becoming aware of such variance. No account receivable will have been or hereafter will be sold, assigned or transferred to any person or entity other than you or in any way encumbered except to you.

(f) To the best of our knowledge, each account debtor or guarantor or endorser of an account receivable or other party obligated under an Account that is or becomes subject to a security interest in your favor is or was, at the time as such party became so obligated, solvent and fully able to pay and perform in full when due all Accounts under which such person or entity is obligated, and we will take all steps reasonably necessary to preserve the liability of each account debtor, guarantor, endorser, obligor or secondary party whose obligations are part of the Collateral.

(g) We will perform all of the terms, covenants and conditions on our part to be observed or performed under the contracts giving rise to our accounts receivable and other Accounts and take all steps necessary to keep such licenses and contracts in full force and effect, except to the extent that failure to do so is not reasonably likely to result in a Material Adverse Effect. Without your prior consent, we will not compromise, adjust, amend, modify or alter any of the terms, covenants or conditions of any of our accounts receivable or other Accounts (or extend the time for payment thereof) or grant any additional discounts, allowances or credits thereon, except to the extent that failure to do so is not reasonably likely to result in a Material Adverse Effect.

(h) We will promptly notify you if any account receivable becomes evidenced by an instrument, and, upon your request, promptly deliver said instrument to you, appropriately endorsed in your favor to be held as Collateral hereunder.

(i) We will furnish to you at such times as you may reasonably request statements, in form and substance satisfactory to you, of all of our accounts receivable, itemized by account debtor, and of the location and aggregate value at each such location of all our Inventory and a statement showing opening Inventory, Inventory acquired, Inventory sold and held for future delivery, Inventory returned or repossessed, Inventory used or consumed in our business and closing Inventory, each such statement to be certified by our chief financial officer, and, promptly from time to time, such other information as you may reasonably request regarding the Collateral and our operations, business, affairs and financial condition.

(j) We will, promptly upon learning thereof, report to you: (i) any material, adverse change in the information contained herein relating to us, our business or the Collateral; (ii) the details of any material, adverse claim or litigation affecting us or the Collateral; (iii) any material loss of or damage to the Collateral; and (iv) any reclamation, return or repossession of any material portion of the Collateral, all material delays in performance, notices of default, claims made or disputes asserted by any account debtor or other obligor and any other matters materially, adversely affecting the value, enforceability or collectibility of any of the Collateral; and (v) any use by any person or entity of any term or design likely to cause confusion with any trademark referred to in Section 5.(m) and of any use by any person or entity of any other process or product that infringes upon any such trademark.

(k) We will conduct and carry on our business in a proper and efficient manner so as to protect and preserve the Collateral and maintain, in accordance with generally accepted accounting principles, consistently applied, accurate books and records pertaining to the Collateral and, if so requested by you, we will mark each of our ledger cards, books of account and other records relating to the Collateral with appropriate notations, satisfactory to you, disclosing that such Collateral has been assigned and/or transferred to you and that we have granted to you a security interest therein.

(l) All Inventory now owned by us is kept at the locations indicated on Exhibit A hereto. The location of our principal office and chief executive office and the location where the originals of our records pertaining to our Accounts are kept at the address indicated beneath our signature hereto. Our name set forth as our signature hereto is our correct legal name. We will not change our legal name, use any other name nor change the form or jurisdiction of our organization without giving you 20 days’ prior written notice thereof. Our correct United States tax identification number and organization identification number, if any, are set forth below our signature hereto.

(m) Exhibit B hereto accurately and completely lists all registered trademarks owned or used by or licensed or assigned to us. We will maintain the quality of any and all products in connection with which our trademarks are used, consistent with the quality of said products as of the date hereof. We will not enter into any agreement (for example, a license agreement) that is inconsistent with our obligations under this Agreement other than in the ordinary course of business or where such action would not reasonably be expected to result in a Material Adverse Effect. If, before the Obligations (other than contingent and similar obligations) have been satisfied in full, we obtain rights to any new trademark, or become entitled to the benefit of any trademark, trade name, service mark or license not existing on the date hereof, the provisions of Section 1. hereof shall automatically apply thereto and we will give you notice thereof in writing.

(n) We will do or cause to be done all recordings, filings and giving of public notice under any applicable law or ordinance necessary to comply fully with such law or ordinance, including any notices to the United States government under the Federal Assignment of Claims Act, and we will from time to time do whatever you may reasonably request by way of obtaining, executing, delivering and/or filing financing statements, landlord’s or mortgagee’s lien waivers and other notices of any kind, and amendments and renewals thereto, and will take any and all steps and will observe such formalities as you may reasonably request, all in order to create and maintain your valid, first priority security interest in any and all of the Collateral. We will pay all reasonable out-of-pocket costs for searches and filings in connection therewith. We agree to execute such financing statements, security agreements or other instruments with respect to any of the Collateral as you may request and authorize you to execute and file at any time such financing statements without our signature and, if upon request we fail to do so, to execute such security agreements or other instruments on our behalf. You may describe the Collateral on any financing statement as “all assets”, “all personal property” or similar generic descriptions. You may file a photocopy or other reproduction of this Agreement as a financing statement.

(o) We will deliver, or cause to be delivered, to you from time to time promptly upon your request: (i) any documents of title, instruments and chattel paper (and you have been granted a direct security interest in all our chattel paper and your claim thereon is not merely as proceeds of Inventory) constituting, representing or relating to the Collateral; (ii) all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same; (iii) all financial statements prepared by or for us regarding our business; (iv) copies of all policies and certificates of insurance relating to the Collateral; and (v) such information concerning the Collateral and our business and affairs as you may reasonably request.

(p) We will take adequate care of the Collateral and pay all costs necessary to preserve the Collateral, including (but not limited to) all taxes, rates, levies, assessments and other charges of every nature that may be lawfully levied, assessed or imposed against or in respect of us or the Collateral as and when they become due and payable.

6. Custody, Inspection, Collection and Handling of Collateral and Records. (a) Subject to compliance with the covenants contained herein, we may, until we are in default hereunder, possess, operate, collect, use and enjoy and deal with the Collateral in the ordinary course of our business in any manner not inconsistent with the provisions hereof; provided always that you shall have the right at any time and from time to time to verify the existence and state of the Collateral in any manner you may consider appropriate, and we agree to furnish all assistance and information and to perform all such acts as you may reasonably request in connection therewith and for such purpose to grant to you or your agents access to all places where Collateral may be located and to all premises occupied by our business.

(b) If the Collateral at any time includes securities, we authorize you to transfer the same or any part thereof into your own name or that of your nominee(s) so that you or your nominee(s) may appear of record as the sole owner thereof; provided that, until we are in default hereunder, you shall deliver promptly to us all notices or other communications received by you or your nominee(s) as such registered owner and, upon demand and receipt of payment of any necessary expenses thereof, shall issue to us or our order a proxy vote and take all action with respect to such securities. After we are in default hereunder, we waive all rights to receive any notices or communications received by you or your nominee(s) as such registered owner and agree that no proxy issued by you to us or our order as aforesaid shall thereafter be effective.

(c) Until we are in default under this Agreement, we reserve the right to receive any moneys constituting income from or interest on the Collateral, and if you receive any such moneys before any such default, you shall either credit such moneys to our account or pay them promptly to us. After any such default, we will not request or receive any moneys constituting income from or interest on the Collateral, and if we receive any such moneys without any request by us, we will pay them promptly to you.

(d) Whether or not we are in default under this Agreement, we authorize you: (i) to receive any increase in or profits on the Collateral (other than money) and to hold them as part of the Collateral (money so received shall be treated as income for the purposes of sub-section (c) of this Section 6. and dealt with accordingly); and (ii) to receive any payment or distribution upon redemption or retirement or upon dissolution and liquidation of the account debtor of any of the Collateral, to surrender such Collateral in exchange for such payment or distribution and to hold any such payment or distribution as part of the Collateral. If we receive any such increase or profits (other than money) or payments or distributions, we will deliver them promptly to you to be held by you as provided in this Agreement.

(e) We will, promptly upon your request, at any time or from time to time, and you may in your sole discretion upon our being in default under this Agreement, notify our account debtors that payment of all Accounts shall be made to us at such address or addresses as you may from time to time specify. Upon such notification, you shall have the right to receive, or your agents or independent contractors shall have the right to receive on your behalf, the proceeds of, and all documents, instruments or papers in connection with, our Accounts at such address or addresses and to receive, endorse, assign or deliver in your name or our name any and all checks, drafts and other instruments for the payment of money relating to our Accounts, and we waive notice of presentment, protest and nonpayment of any instrument so endorsed. We acknowledge that any payments on, or other proceeds of, the Collateral received by us from account debtors, whether before or after notification to account debtors of the security interest granted by this Agreement and whether before or after our being in default under this Agreement, shall be received and held by us in trust for you and shall be turned over to you upon your request to be subject to the provisions of this Agreement. Proceeds of Accounts so received by you or on your behalf shall be credited, subject to collection, to our account with you, subject to your right to withhold credit pending the final collection and settlement of any item and your further right to apply all or part of such proceeds to the then outstanding Obligations. We constitute you or your designee as our attorney-in-fact with power: to endorse our name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment or Collateral that may come into your possession; to sign our name on any invoice or bill of lading relating to our Accounts, drafts against account debtors, assignments and verifications of our Accounts and notices to account debtors; to send verifications of Accounts to any of our account debtors; to notify the postal authorities to change the address for delivery of mail addressed to us to such address as you may designate; and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of omission or commission nor for any error of judgment or mistake of fact or law. This power being coupled with an interest is irrevocable as long as any Obligation remains unpaid or unperformed.

(f) After we are in default hereunder, you may, without notice to or consent from us, sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms any of our Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. You are authorized and empowered in your sole discretion to accept the return of the goods represented by any of our Accounts without notice to or consent by us, all without discharging or in any way affecting our liability under this Agreement.

(g) Nothing herein contained shall be construed to constitute you as our agent for any purpose whatsoever except for the limited purposes of receiving proceeds of Accounts as provided in this Agreement and forwarding to us the original or copies of papers or documents received with such proceeds, and you shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever it may be located and regardless of the cause thereof. You shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of our Accounts or any instrument received in payment thereof or for any damage resulting therefrom. You may, without notice to or consent from us, sue upon or otherwise collect, extend the time of payment of or compromise or settle for cash, credit or otherwise upon any terms any of our Accounts or any securities, instruments or insurance applicable thereto and/or release the obligor thereon. You are authorized and empowered in your sole discretion to accept the return of the goods represented by any of our Accounts without notice to or consent by us, all without discharging or in any way affecting our liability under this Agreement. You do not, by this Agreement or any assignment or otherwise, assume any of our obligations under any contract or agreement assigned to you and shall not be responsible in any way for our performance of any of the terms and conditions thereof. Neither you nor any of your directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by you or them under or with respect to any transaction contemplated by this Agreement, except for your or their own gross negligence or willful misconduct.

7. Default. If we default in the payment or performance of any Obligation when due, if any representation, warranty, report or certificate made in this Agreement or otherwise furnished in writing by us to you in connection with this Agreement proves to have been false or misleading in any material respect when made or deemed made, if we default in the due observance or performance of any other covenant, condition or agreement to be observed or performed pursuant to the terms of this Agreement or if we become involved as the debtor in any bankruptcy or insolvency proceedings, then we will be in default under this Agreement.

8. Rights and Remedies Upon Default. (a) Upon our being in default under this Agreement or upon any default under and pursuant to the terms of the Credit Agreement, and at any time thereafter, you may, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, declare any or all of the Obligations to be immediately due and payable.

(b) Upon our being in default under this Agreement, you shall also have the right, without notice to or assent by us, and without affecting the Obligations, in our name or in your name or otherwise, to: (i) ask for, demand, collect, receive, compound and give acquittance for the Accounts or any part thereof; (ii) extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any of the Accounts; (iii) endorse our name on any checks, drafts or other orders or instruments for the payment of moneys payable to us issued in respect of any Accounts or other Collateral; (iv) file any claims and commence, maintain or discontinue any actions, suits, or other proceedings deemed by you to be necessary or advisable for the purpose of collecting or enforcing payment of any Accounts; (v) execute any instrument and do any and all other things necessary and proper to protect and preserve and realize upon the Accounts or other Collateral and the other rights contemplated by this Agreement; (vi) notify any or all account debtors under any or all of the Accounts to make payment thereof directly to you for our account and to require us promptly to give similar notice to the account debtors; and/or (vii) require us promptly to account for and transmit to you in the same form as received all proceeds (other than physical property) of collection of Accounts received by us and, until so transmitted to you, to hold such proceeds in trust for you and not commingle them with any other of our funds.

(c) Upon our being in default under this Agreement you shall also have the right, without notice to or assent by us (except as provided in clause (i) of this sub-section (c)), and without affecting the Obligations, in our name or in your name or otherwise, to: (i) upon notice to such effect, require us to deliver, at our expense, any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral to you at a place designated by you (and after delivery thereof we will have no further claim to or interest in such Collateral); (ii) take possession of any or all of the Collateral and all books of account, records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral and, for that purpose, to enter, with the aid and assistance of any person or entity, any premises where the Collateral or any part thereof is or may be placed or assembled, and to remove any of such Collateral and documents; (iii) execute any instrument and do all other things necessary and proper to protect and preserve and realize upon the Collateral and the other rights contemplated by this Agreement; and/or (iv) without obligation to resort to other security, at any time and from time to time, sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as you may determine, with the amounts realized from any such sale to be applied in the manner provided in Section 10.

(d) In addition to any rights and remedies contained in this Agreement or now or hereafter granted under applicable law and not by way of limitation of any such rights and remedies, you shall have all the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction. You may take legal proceedings for the appointment of a receiver or receivers (to which you shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the power of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement.

(e) We agree that all of the foregoing rights and actions specified in sub-sections (a), (b), (c) and (d) of this Section 8. may be executed or effected without demand, advertisement or notice (except as required by clause (i) of sub-section (c) of this Section 8., by Section 9. or by law), all of which (to the extent permitted by law) are hereby expressly waived. You shall not be obligated to do any of the acts authorized in this Agreement, but if you elect to do any such act, you will not be responsible to us except for your own gross negligence or willful misconduct.

(f) You shall have the right in your sole discretion to determine which rights, security, liens, guarantees, security interests or remedies you will retain, pursue, release, subordinate, modify or take any other action with respect to, without in any way modifying or affecting any other of them or any of your rights under this Agreement. Any of our moneys, deposits, Accounts, balances or other property that may come into your possession at any time or in any manner may in your sole discretion be retained by you and applied to any of the Obligations. Notwithstanding any other rights you may have under applicable law and under this Agreement, we agree that, should we at any time be in default under this Agreement, you shall have the right to apply (including, but not limited to, by way of setoff) any of our property held by you (including, but not limited to, deposit account balances) to a reduction of the Obligations. You shall be deemed to have exercised such right of setoff immediately at the time of making your decision to do so even though any charge for such setoff is made or entered on your records subsequent to such time.

9. Sale of Collateral. Upon any sale of any of the Collateral, whether made under the power of sale given by this Agreement or under judgment, order or decree in any judicial proceeding for foreclosure or involving the enforcement of this Agreement: (a) you may bid for the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in your own absolute right without further accountability and may, in paying the purchase price for such property, deliver any notes evidencing the Obligations or claims for interest thereon in lieu of cash in payment of the amount equal to the unpaid amount of such notes or claims; (b) you may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold; (c) you are irrevocably appointed our true and lawful attorney-in-fact in our name and stead to make all necessary deeds, bills of sale and instruments of assignment and transfer of the property thus sold and for such other purposes as are necessary or desirable to effectuate the provisions of this Agreement, and for that purpose you may execute and deliver all necessary deeds, bills of sale and instruments of assignment and transfer, and may substitute one or more persons or entities with like power, and we ratify and confirm all that our said attorney, or such substitute or substitutes, shall lawfully do by virtue of this appointment, but if so requested by you or by any purchaser we will ratify and confirm any such sale or transfer by executing and delivering to you or to such purchaser all deeds, bills of sale, instruments of assignment and transfer and releases as may be designated in any such request; (d) all our right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, in and to the property so sold shall be divested, such sale shall be a perpetual bar both at law and in equity against us, our successors and assigns and against any and all persons or entities claiming or who may claim the property sold or any part thereof from, through or under us or our successors or assigns; (e) we will terminate and cease forthwith all use of the property so sold; (f) your receipt or a receipt of the officer making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for the purchase money, and such purchaser or purchasers, and such purchaser's or purchasers' assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt, be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or non-application thereof; and (g) to the extent that we may lawfully do so, we agree that we will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption law or any law permitting us to direct the order in which the Collateral or any part thereof shall be sold, now or at any time hereafter in force, that may delay, prevent or otherwise affect the performance or enforcement of this Agreement or the Obligations, and we expressly waive all benefit or advantage of any such law and agree that we will not hinder, delay or impede the execution of any power granted or delegated to you in this Agreement, but will suffer and permit the execution of every such power as though no such law were in force. In the event of any sale of Collateral, you shall, at least ten days before such sale, give us written notice of your intention to sell, except that, if you determine in your sole discretion that any of the Collateral is perishable or threatens to decline speedily in value, any such sale may be made on three days’ written notice to us.

10. Application of Moneys. Except as otherwise provided in this Agreement, all moneys you receive in accordance with the provisions of this Agreement shall be applied in the following manner: First, to the payment of all costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement and the realization on the Collateral (including, but not limited to, the fees and disbursements of your counsel (including counsel who are your employees) and agents); and Second, to the payment of all other Obligations in such order as you may choose. Any surplus shall be accounted for as required by law.

11. Waivers, Amendments, Required Notices. We waive notice of acceptance of this Agreement, notice of nonpayment of any of our Accounts, demand, presentment, protest and notice thereof with respect to any and all instruments, notice of Collateral received or delivered or any other action taken in reliance on this Agreement and all other demands and notices of any description, except such as are expressly provided for in this Agreement or the Credit Agreement or which by applicable law may not be waived on the date of this Agreement. No failure on your part to exercise, and no delay in exercising, any right, power or remedy under this Agreement shall operate as a waiver thereof or of any default by us under this Agreement, nor shall any single or partial exercise by you of any right, power or remedy under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or remedy. No amendment or modification of this Agreement nor any waiver of any provision of this Agreement or consent to any departure by us therefrom shall be effective unless it is in writing and signed by you, and then any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on us in any case shall, of itself, entitle us to any other or further notice or demand in similar or other circumstances. Except as otherwise provided in this Agreement, if notice, whether before or after we are in default under this Agreement, is required by law to be given by you to us, we agree that five days' notice given in the manner provided in Section 13. will be reasonable notice.

12. Cumulative Rights and Remedies. This Agreement and the security interest granted by this Agreement are in addition to and not in substitution for any other security interest now or hereafter held by you, and this Agreement is, and is intended to be, a continuing agreement and shall not operate as a merger of any contract debt or suspend the fulfillment of or affect your rights, remedies or powers in respect of any obligation or other security held by you for the fulfillment thereof. The remedies provided in this Agreement are cumulative and are not exclusive of any remedy provided by law.

13. Notices. Any notice given under this Agreement shall be given in writing (including transmissions by facsimile) and mailed, transmitted by facsimile or delivered by the party giving such notice to the other party at the address, if to you, indicated at the foot of this Agreement or, if to us, indicated beneath our signature line hereto or, as to each party, at such other address as may be designated by such party by notice complying with the terms of this Section 13. All notices under this Agreement shall be deemed given when deposited in the mails or delivered or transmitted by facsimile, addressed as provided in this Section 13.

14. Costs and Expenses. We agree to pay, on demand, whether or not we are in default under this Agreement and whether or not any proceeding to enforce this Agreement or the Obligations has been commenced, all of your costs and expenses, including (but not limited to) all fees and disbursements of your legal counsel (including counsel who are your employees), incurred in connection with the preparation and enforcement of this Agreement, the security interest granted by this Agreement, the receipt of proceeds of our Accounts or other Collateral under this Agreement, the care and preservation of the Collateral or the preparation of any requested amendments to this Agreement, modifications of this Agreement or waivers or consents in connection with this Agreement. Any such expenses so incurred by you shall be charged to our account, shall be part of the Obligations and shall be secured by the Collateral.

If any tax, assessment, charge or claim is claimed or made with respect to the Collateral that in your opinion may possibly create a valid obligation having priority over the security interest granted to you by this Agreement, you may, in your sole discretion and without notice to us, pay such taxes, assessments, charges or claims, and the amount thereof shall be charged to our account, shall be part of the Obligations and shall be secured by the Collateral.

Upon our failure to perform any of our duties under this Agreement, you may, but shall not be obligated to, perform any or all of such duties, and we will pay to you on your written demand an amount equal to the cash or out-of-pocket expense incurred by you in so doing plus interest thereon from the date such expense is incurred until it is paid at a rate per annum equal to the highest rate of interest payable by us from time to time on the Obligations.

15. Successors and Assigns, Governing Law, Survival and Severability. THIS AGREEMENT, WHICH SHALL INURE TO THE BENEFIT OF AND SHALL BE BINDING UPON EACH OF US AND OUR RESPECTIVE SUCCESSORS AND ASSIGNS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ALL COVENANTS, AGREEMENTS, REPRESENTATIONS AND WARRANTIES MADE BY US IN THIS AGREEMENT SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND SHALL CONTINUE IN FULL FORCE AND EFFECT SO LONG AS ANY OBLIGATION REMAINS UNPAID OR UNPERFORMED. IF ANY PART OF THIS AGREEMENT IS CONTRARY TO, PROHIBITED BY OR DEEMED INVALID UNDER APPLICABLE LAW OR REGULATIONS, SUCH PROVISION SHALL BE INAPPLICABLE AND DEEMED OMITTED TO THE EXTENT SO CONTRARY, PROHIBITED OR INVALID, BUT THE REMAINDER OF THIS AGREEMENT SHALL NOT BE INVALIDATED AND SHALL BE GIVEN FULL FORCE AND EFFECT SO FAR AS POSSIBLE, AND ANY SUCH PROHIBITION OR INVALIDITY IN ANY JURISDICTION SHALL NOT INVALIDATE SUCH PROVISION OR RENDER IT UNENFORCEABLE IN ANY OTHER JURISDICTION.

16. Other Currencies. If for the purpose of obtaining or enforcing judgment or realizing upon the Collateral in any court it is necessary to convert any amount received or payable in a currency (“Second Currency”) other than the currency in which the Obligations are payable (“Primary Currency”) into Primary Currency, the rate of exchange that shall be applied shall be that at which in accordance with your normal banking procedures you could purchase Primary Currency with the Second Currency on the business day preceding the day on which final judgment is given. If payment of any amount of the Obligations is made to or received by you in a Second Currency, whether by judicial judgment (and notwithstanding the rate of exchange actually applied in giving such judgment), from the proceeds of the sale or other disposition of Collateral or otherwise, the Obligations shall be discharged only the to the extent of the net amount of Primary Currency that you are able in accordance with your normal banking procedures lawfully to purchase with such amount of Second Currency. To the extent that you are not able to purchase with such amount of Second Currency sufficient Primary Currency to discharge the Primary Currency amount of the Obligations, the Obligations shall not be discharged with respect to such difference, and any such undischarged amount will be due as a separate debt and shall not be affected by payment of, or judgment being obtained for, any other sums under or in respect of this Agreement or the Obligations. To the extent that you are able to purchase Primary Currency in an amount in excess of the amount necessary to discharge the Primary Currency amount of the Obligations, you shall promptly remit such excess to us or as a court of competent jurisdiction may direct.

17. No Assumptions of Duties; Limitation on Liabilities. (a) Nothing in this Agreement shall be construed to constitute you as our agent for any purpose whatsoever except for the limited purposes of receiving proceeds of the Collateral as provided in this Agreement and forwarding to us the originals or copies of papers or documents received with such proceeds. You do not, by this Agreement or any assignment or otherwise, assume any of our obligations under any Collateral or any license, contract or agreement relating to any Collateral, and you shall not be responsible in any way for performance of any of the terms and conditions thereof.

(b) Neither you nor any of your directors, officers, agents or employees shall be liable to any person or entity for any action taken or omitted by you or any of your directors, officers, agents or employees under this Agreement or with respect to any transaction contemplated by this Agreement, except for your or such director's, officer's, agent's or employee's own gross negligence or willful misconduct. Without limiting the generality of the foregoing, you shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral, wherever it may be located and regardless of the cause thereof, unless due to your own bad faith, gross negligence or willful misconduct. You shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of our Accounts or any instrument received in payment thereof or for any damage resulting therefrom. We assume all responsibility and liability arising from the use of the Collateral and will pay, and indemnify and hold you harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to our right, title and interest in, to and under the Collateral, including (without limitation) claims of trademark infringement.

18. Amendments, Modifications and Waivers with Respect to Obligations. We hereby consent that, without the necessity of any reservation of rights against us and without notice to or further assent by us, the liability of any other person or entity on or for any part of the Obligations, or any collateral security or guaranty therefor or right of offset with respect thereto, may from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released and any other collateral security document or guaranty or document delivered in connection therewith to which we are not a party may be amended, modified, supplemented, restated or terminated, in whole or in part, as you may deem advisable from time to time, and any collateral security or guaranty or right of offset at any time held for payment of the Obligations may be sold, waived, surrendered or released, all without the necessity of any reservation of rights against us and without notice to or further assent by us, and we will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, restatement, termination, sale, exchange, waiver, surrender or release. We waive any and all notice of or proof of reliance by you on this Agreement, and the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between you and us shall likewise be conclusively presumed to have been had or consummated in reliance on this Agreement. We waive (to the fullest extent permitted by applicable law) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or on us with respect to the Obligations.

19. No Subrogation. Notwithstanding any payment or payments made by us hereunder, the receipt of any amounts by you with respect to the Collateral or any setoff or application of our funds by you, we shall not be entitled to be subrogated to any of your rights against any collateral security or guaranty or right of offset held by you for the payment of the Obligations, nor shall we seek any reimbursement in respect of payments made by us hereunder, until the Obligations have been paid in full.

20. Headings; Construction. The headings used in this Agreement are for convenience only and are not to be considered a part of this Agreement and do not in any way limit or amplify the terms and provisions of this Agreement. When the context so requires, the singular number shall be read as if the plural were expressed and the provisions of this Agreement shall be read with all grammatical changes necessary dependent upon the person or entity referred to being a male, female, firm or corporation.

21. Submission to Jurisdiction. WE EXPRESSLY SUBMIT TO THE JURISDICTION OF ALL FEDERAL AND STATE COURTS LOCATED IN THE STATE AND CITY OF NEW YORK AND CONSENT THAT ANY ORDER, PROCESS, NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON US WITHIN OR WITHOUT SUCH COURT’S JURISDICTION BY REGISTERED MAIL OR BY PERSONAL SERVICE AT THE ADDRESS SPECIFIED PURSUANT TO SECTION 13. HEREOF, PROVIDED A REASONABLE TIME FOR APPEARANCE IS ALLOWED. WE IRREVOCABLY WAIVE ANY OBJECTION WE MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY SUCH COURT AND FURTHER IRREVOCABLY WAIVE ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED IN THIS AGREEMENT SHALL AFFECT YOUR RIGHT TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING ANY ACTION OR PROCEEDING AGAINST US OR OUR PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.

22. Defeasance. Upon indefeasible satisfaction in full of the Obligations (other than contingent indemnity and similar obligations), this Agreement shall terminate and be of no further force and effect. Notwithstanding the preceding sentence, the indemnity agreement contained in Section 17.(b) of this Agreement shall survive the termination of this Agreement.

23. Waiver of Jury Trial. WE AND, BY YOUR ACCEPTANCE OF THIS AGREEMENT, YOU HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND UNCONDITIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT WE OR YOU MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND TO ANY OF THE TRANSACTIONS GOVERNED HEREBY AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Dated: August 13, 2013		Very truly yours,

Methes Energies International Ltd.

	By:	/s/ Michel G. Laporte
Name: Michel G. Laporte
Title: Chief Executive Officer

Jurisdiction of incorporation:

State of Nevada, USA

US Tax Identification No.: 71-1035154

Organization Identification No.: N/A

Address of principal office and chief executive office:

3651 Lindell Road, Suite D-272, Las Vegas, NV, 89103

Location of records pertaining to Accounts, if different from above:

4170 Sladeview Cresent, Unit 5 Mississauga, L5L 0A1 Canada

Facsimile Number: 702-943-0233

EXHIBIT A

NONE

EXHIBIT B

NONE